Subscription Agreement

(Pursuant to Rule 506(b) of Regulation D)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Onfolio Holdings Inc.
8 The Green, Suite B
Dover, Delaware 19901

Ladies and Gentlemen:

The undersigned understands that Onfolio Holdings Inc., a corporation organized under the laws of Delaware (the "**Company**"), is offering an aggregate of 1,600,000 shares of its common stock, par value $.001 per share in a private placement (the "**Securities**"). This offering is made pursuant to the Offering Term Sheet, dated August 25, 2021 (**Term Sheet**"), including all exhibits and appendices thereto and documents incorporated therein (collectively, the "**Offering Documents**"), all as more particularly described and set forth in the Offering Documents.

The undersigned further understands that the offering is being made without registration of the Securities under the Securities Act of 1933, as amended (the "**Securities Act**"), or any securities law of any state of the United States or of any other jurisdiction, and is being made only to "accredited investors" (as defined in Rule 501 of Regulation D under the Securities Act) or to investors who are not "U.S. Persons" (as defined in Rule 902(k) of Regulation S).

Investors solicited under Regulation D are being provided different offering documents from those investors being solicited under Regulation S. The terms of the Regulation D offering and the Regulation S offering are substantially the same, but differ with respect to matters relating to investor qualifications, offering procedures and potential payments to brokers or finders.

1. Subscription. Subject to the terms and conditions hereof and the provisions of the Offering Documents, the undersigned hereby irrevocably subscribes for the Securities set forth on the Signature Page hereto for the aggregate purchase price set forth on the Signature Page hereto, which is payable as described in **Section 4** hereof. The undersigned acknowledges that the Securities will be subject to restrictions on transfer as set forth in this subscription agreement (the "**Subscription Agreement**").

2. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that the Company shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by the Company only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in **Section 3** hereof. Subscriptions need not be accepted in the order received, and the Securities may be allocated among subscribers. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, "blue sky" or other similar laws of such jurisdiction (collectively referred to as the "**State Securities Laws**").

3. The Closings. The closing(s) (the "**Closing(s)**") on any and all subscription funds will occur at any time from time to time at the Company's discretion, and the Company will admit as investors all subscribers whose tendered purchases have been received and accepted, and the funds representing such tendered purchases will be deposited by our Company into our corporate bank account to be used for the purposes set forth in the Term Sheet. No trust, escrow, or similar account will be established pending the sale of the Securities. There is no minimum number of Securities the Company must sell. No funds will be returned regardless of how many or how few Securities are sold.

4. Payment for Securities. Our Company has engaged Novation Solutions Inc. dba Dealmaker ("**Technology Agent**") to provide certain technology services to the Company in connection with the Offering, including the online platform of the Technology Agent. Investors will receive, review, execute and deliver Subscription Agreements electronically as well as make payment of the purchase price by ACH debit transfer or wire transfer to an account designated by the Company in the amount as set forth on the Signature Page hereto. The Company shall deliver certificates representing the Securities to the undersigned bearing an appropriate legend referring to the fact that the Securities were sold in reliance upon an exemption from registration under the Securities Act.

5. Representations and Warranties of the Company. As of the date of the Term Sheet, the Company represents and warrants to the undersigned that:

(a) The Company is duly formed and validly existing under the laws of Delaware, with full power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

(b) The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Subscription Agreement, will be validly issued, fully paid and nonassessable.

6. Representations and Warranties of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a) **General**.

(i) The undersigned has all requisite authority (and in the case of an individual, the capacity) to purchase the Securities, enter into this Subscription Agreement and to perform all the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned.

(ii) The undersigned is a resident of the state set forth on the signature page hereto and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

(iii) The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Securities and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefor.

(b) **Information Concerning the Company.**

(i) The undersigned has received a copy of the Offering Documents. The undersigned has not been furnished any offering literature other than the Offering Documents and has relied only on the information contained therein.

(ii) The undersigned understands and accepts that the purchase of the Securities involves various risks, including the risks outlined in the Offering Documents and in this Subscription Agreement. The undersigned represents that it is able to bear any loss associated with an investment in the Securities.

(iii) The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities. It is understood that information and explanations related to the terms and conditions of the Securities provided in the Offering Documents or otherwise by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Securities. The undersigned acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the undersigned's authority to invest in the Securities.

(iv) The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Offering Documents. The undersigned has had access to such information concerning the Company and the Securities (including all information requested by the undersigned) as it deems necessary to enable it to make an informed investment decision concerning the purchase of the Securities.

(v) The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned's representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the undersigned.

(vi) The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this offering at any time prior to completion of the offering. This Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid subscription price of the Securities, without interest thereon, to the undersigned.

(vii) The undersigned acknowledges that this subscription may be rejected, in whole or in part, by the Company, in the sole and absolute discretion of the Company, at any time prior to the applicable Closing notwithstanding prior receipt by the undersigned of notice of acceptance by the Company of the undersigned's subscription. In the event of a rejected subscription, in whole or in part, the Company shall return the rejected portion of previously paid subscription price of the Securities, without interest thereon, to the undersigned.

(viii) The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(c) **Non-reliance.**

(i) The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities and the other transaction documents that are described in the Offering Documents shall not be considered investment advice or a recommendation to purchase the Securities.

(ii) The undersigned confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Securities or (B) made any representation to the undersigned regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations. In deciding to purchase the Securities, the undersigned is not relying on the advice or recommendations of the Company and the undersigned has made its own independent decision that the investment in the Securities is suitable and appropriate for the undersigned.

(d) **Status of Undersigned.**

(i) The undersigned has such knowledge, skill and experience in business, financial and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Securities. With the assistance of the undersigned's own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

(ii) The undersigned is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Securities. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete and does not contain any misrepresentation or material omission.

(e) **Restrictions on Transfer or Sale of Securities.** As applies to the Purchaser:

(i) The undersigned is acquiring the Securities solely for the undersigned's own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The undersigned understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The undersigned understands that the Securities are "restricted securities" under applicable federal securities laws and that the Securities Act and the rules of the U.S. Securities and Exchange Commission (the "**Commission**") provide in substance that the undersigned may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the undersigned understands that the Company has no obligation or intention to register any of the Securities, or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the Commission's rules, the undersigned may dispose of the Securities principally only in "private placements" which are exempt from registration under the Securities Act, in which event the transferee will acquire "restricted securities" subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Securities for an indefinite period of time.

(iii) The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.

(iv) The undersigned acknowledges that neither the Company nor any other person offered to sell the Securities to it by means of any form of general solicitation or advertising, including but not limited to: (A) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

7. Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay for the Securities specified in on the Signature Page hereto and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent: the representations and warranties of the Company contained in **Section 5** hereof and of the undersigned contained in **Section 6** hereof shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

8. Obligations Irrevocable. The obligations of the undersigned shall be irrevocable.

9. Legend. The certificates representing the Securities sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS."

10. Commissions and Finder's Fees. The Company may retain brokers or broker-dealers or finders to assist us with the concurrent Regulation S offering and such persons or entities may receive a commission of up to 5% of the price of the securities they sell, plus other potential costs and fees Except as pursuant to the foregoing, each

party represents that it neither is nor will be obligated to pay any other finder's or broker's fee or commission in connection with the transactions contemplated herein. The undersigned agrees to indemnify and to hold the Company harmless from any liability for any commission or compensation in the nature of a finder's or broker's fee arising out of the transactions contemplated by this Offering (and the costs and expenses of defending against such liability or asserted liability) for which the undersigned or any of its officers, employees or representatives is responsible. Other than with respect to any brokers or broker-dealer commissions, costs and dealers or finders fees described herein, the Company agrees to indemnify and hold the undersigned harmless from any liability for any other commission or compensation in the nature of a finder's or broker's fee arising out of the transactions contemplated by this Offering (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

11. Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

12. Assignability. Neither this Subscription Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

13. Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT.

14. Submission to Jurisdiction. With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the undersigned ("**Proceedings**"), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in Dover, Delaware which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

15. Governing Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

16. Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

17. Counterparts. This Subscription Agreement may be executed in any number of counterparts and by facsimile or electronic means, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

18. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other) or pursuant to electronic-mail:

If to the Company:	Onfolio Holdings Inc. 8 The Green, Suite B Dover, Delaware 19901 E-mail: dom@onfolio.co Attention: Dominic Wells, CEO
If to the Purchaser:	At the Purchaser's address set forth on the Signature Page below.

19. Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

20. Survival. All representations, warranties and covenants contained in this Subscription Agreement shall survive (i) the acceptance of the subscription by the Company and the Closing(s), (ii) changes in the transactions, documents and instruments described in the Offering Documents which are not material or which are to the benefit of the undersigned and (iii) the death or disability of the undersigned.

21. Notification of Changes. The undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the closing of the purchase of the Securities pursuant to this Subscription Agreement which would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

22. Severability. If any term or provision of this Subscription Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Subscription Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

[SIGNATURE PAGE FOLLOWS]

Onfolio Holdings, Inc.

SUBSCRIPTION AGREEMENT SIGNATURE PAGE

The undersigned, desiring to purchase Common Stock of Onfolio Holdings, Inc. by executing this signature page, hereby executes, adopts and agrees to all terms, conditions and representations of the Subscription Agreement.

The Securities being subscribed for will be owned by, and should be recorded on the Company's books as follows:

Full legal name of Subscriber (including middle name(s), for individuals): (Name of Subscriber) By: (Authorized Signature) (Official Capacity or Title, if the Subscriber is not an individual) (Name of individual whose signature appears above if different than the name of the Subscriber printed above.) (Subscriber's Residential Address, including Province/State and Postal/Zip Code) Taxpayer Identification Number (Telephone Number) **(Offline Investor)** (E-Mail Address)	Number of securities: **Common Stock** Aggregate Subscription Price: **$0.00 USD** **TYPE OF OWNERSHIP:** If the Subscriber is individual: ☐ Individual ☐ Joint Tenant ☐ Tenants in Common ☐ Community Property If the Subscriber is not an individual: If interests are to be jointly held: Name(s) of the Subscriber's partner owner(s): Social Security Number(s) of the Subscriber's partner owner(s): Check this box is the securities will be held in a custodial account: ☐ Type of account: EIN of account: Address of account provider:

ACCEPTANCE

The Company hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

Dated as of

Onfolio Holdings, Inc.

By:

Authorized Signing Officer